UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025 ( July 24, 2025)

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)

Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Platform Way South, Suite 2300, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (615) 744-3700
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $1.00	PNFP	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series B)	PNFPP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 24, 2025, Pinnacle Financial Partners, Inc., a Tennessee corporation (“Pinnacle”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Synovus Financial Corp., a Georgia corporation (“Synovus”) and Steel Newco Inc., a newly formed Georgia corporation jointly owned by Pinnacle and Synovus (“Newco”).  The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Pinnacle and Synovus will each simultaneously merge with and into Newco (such mergers, collectively, the “Merger”), with Newco continuing as the surviving corporation in the Merger and named Pinnacle Financial Partners, Inc.  Upon the terms and subject to the conditions set forth in the Merger Agreement, immediately following the effective time of the Merger (the “Effective Time”), Pinnacle Bank, a Tennessee-chartered bank (“Pinnacle Bank”), will become a member bank of the Federal Reserve System (the “FRS Membership”), and immediately following the effectiveness of the FRS Membership, Synovus Bank, a Georgia-chartered bank (“Synovus Bank”), will merge with and into Pinnacle Bank (the “Bank Merger”), with Pinnacle Bank continuing as the surviving entity in the Bank Merger.  The Merger Agreement was unanimously approved by the boards of directors of each of Pinnacle, Synovus and Newco.

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of common stock, par value $1.00 per share, of Pinnacle (“Pinnacle Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Pinnacle or Synovus, will be converted into the right to receive one share of common stock of Newco (“Newco Common Stock”), and each share of common stock, par value $1.00 per share, of Synovus (“Synovus Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Pinnacle or Synovus, will be converted into the right to receive 0.5237 shares of Newco Common Stock.  Holders of Synovus Common Stock will receive cash in lieu of fractional shares.

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, (i) each share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, no par value, of Synovus (“Synovus Series D Preferred Stock”), (ii) each share of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E, no par value, of Synovus (“Synovus Series E Preferred Stock”), and (iii) each share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series B, no par value, of Pinnacle (“Pinnacle Preferred Stock”), in each case outstanding immediately prior to the Effective Time, will be converted into the right to receive one share of an applicable newly created series of preferred stock of Newco having terms that are not materially less favorable than the Synovus Series D Preferred Stock, Synovus Series E Preferred Stock or Pinnacle Preferred Stock, respectively.

The Merger Agreement provides that, (i) effective as of the Effective Time, the number of directors that will comprise the board of directors of each of Newco and Pinnacle Bank will be fifteen (15), (ii) eight (8) members of the board of directors of Pinnacle (including M. Terry Turner, Robert A. McCabe, Jr. and G. Kennedy Thompson) as of immediately prior to the Effective Time will become directors of Newco and Pinnacle Bank as of the Effective Time, and (iii) seven (7) members of the board of directors of Synovus (including Kevin S. Blair and Tim E. Bentsen) as of immediately prior to the Effective Time will become directors of Newco and Pinnacle Bank as of the Effective Time.  The Merger Agreement also provides that, effective as of the Effective Time, Mr. Turner will serve as Non-Executive Chairman of the boards of directors of Newco and Pinnacle Bank and Mr. Bentsen will serve as Lead Independent Director of the boards of directors of Newco and Pinnacle Bank.

The Merger Agreement provides that, effective as of the Effective Time, Mr. Blair will serve as Chief Executive Officer and President of Newco and Pinnacle Bank, A. Jamie Gregory, Jr. will serve as Chief Financial Officer of Newco and Pinnacle Bank, and Mr. McCabe will serve as Vice Chairman of the boards of directors and Chief Banking Officer of Newco and Pinnacle Bank.  The headquarters of Newco will be in Atlanta, Georgia, and the headquarters of Pinnacle Bank will be in Nashville, Tennessee.

The Merger Agreement contains customary representations and warranties of both Synovus and Pinnacle, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (2) its obligations to call a meeting of its shareholders to adopt the Merger Agreement and the transactions contemplated thereby (such approval, in the case of Synovus, the “Requisite Synovus Vote”, and in the case of Pinnacle, the “Requisite Pinnacle Vote”) and, subject to certain exceptions, for the board of directors of each of Synovus and Pinnacle to recommend that its shareholders vote in favor of such approvals, and (3) its non-solicitation obligations relating to alternative acquisition proposals. Synovus and Pinnacle have also agreed to use their reasonable best efforts to obtain all necessary permits, consents, approvals and authorizations for consummation of the transactions contemplated by the Merger Agreement.

The completion of the Merger is subject to customary conditions, including (1) receipt of the Requisite Pinnacle Vote and the Requisite Synovus Vote, (2) authorization for listing on the New York Stock Exchange of the shares of Newco Common Stock and Newco Preferred Stock (or, as applicable, depositary shares in respect thereof) to be issued in the Merger, subject to official notice of issuance, (3) receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Commissioner of the Tennessee Department of Financial Institutions and the Georgia Department of Banking and Finance, (4) effectiveness of the registration statement on Form S-4 for the shares of Newco Common Stock and Newco Preferred Stock (or, as applicable, depositary shares in respect thereof) to be issued in the Merger, and (5) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Merger, the Bank Merger or any of the other transactions contemplated by the Merger Agreement or making the completion of the Merger, the Bank Merger or any of the other transactions contemplated by the Merger Agreement illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement and (3) receipt by such party of an opinion from its counsel to the effect that such party’s merger with and into Newco will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Synovus and Pinnacle and further provides that a termination fee of $425,000,000 will be payable by either Synovus or Pinnacle, as applicable, in the event of a termination of the Merger Agreement under certain circumstances.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Synovus or Pinnacle, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Synovus, Pinnacle, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of Synovus and Pinnacle and a prospectus of Newco, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that each of Synovus and Pinnacle makes with the Securities and Exchange Commission (the “SEC”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, on July 24, 2025, M. Terry Turner, Pinnacle’s President and Chief Executive Officer, and Robert A. McCabe, Jr., Pinnacle’s Chairman of the Board and Chairman of Tennessee, each entered into letter agreements with Pinnacle and Pinnacle Bank (the “Turner Letter Agreement” and “McCabe Letter Agreement”, as applicable).  Each of the Turner Letter Agreement and the McCabe Letter Agreement will become effective as of, and is contingent upon the occurrence of, the Effective Time and will be assumed by Newco as a matter of law at such time.

Letter Agreement with M. Terry Turner

The Turner Letter Agreement provides that Mr. Turner will serve as Non-Executive Chairman of the Board of Directors of Newco (the “Newco Board”) and the Board of Directors of Pinnacle Bank (the “Bank Board”) for two years following the Effective Time.  Beginning on the second anniversary of the Effective Time, Mr. Turner will resign from the Newco Board and the Bank Board and serve as special advisor to the Chief Executive Officer of Newco for a period of two years.

Pursuant to the Turner Letter Agreement, Mr. Turner will be entitled to receive the change in control severance to which he would be entitled in the event of an involuntary termination of employment under his existing employment agreement with Pinnacle, a pro-rata target bonus for the year in which the Effective Time occurs (based on a minimum of six months), and full vesting of any outstanding equity awards held by Mr. Turner as of the Effective Time, with any performance-based awards deemed achieved based on maximum performance. Mr. Turner will also receive (i) a $22,800,000 non-compete payment in consideration for the non-compete covenant contained in the Turner Letter Agreement, payable within 10 days of closing and subject to repayment  of up to 75% of such payment upon a material breach of the non-compete obligations, which apply for a period of four years following the Effective Time, (ii) a success and continuity award of $8,500,000, payable 26 months following the Effective Time, subject to Mr. Turner’s continued service through such date, (iii) cash compensation of $500,000 per year, and (iv) unlimited personal use of the corporate aircraft or any company-chartered aircraft (e.g., NetJets), subject to reimbursement at an agreed hourly rate, as well as office space and administrative assistant support during the full term.

Any decision to remove Mr. Turner during the initial two-year term will require an affirmative vote of 75% of the Newco Board. Upon an involuntary termination of service at any point during the term, Mr. Turner will be entitled to payment of the remainder of the compensation owed under the Turner Letter Agreement.  In addition to the non-competition covenant that runs for four years from the Effective Time, Mr. Turner will be subject to four-year customer and employee non-solicitation covenants and perpetual confidentiality obligations.

Letter Agreement with Robert A. McCabe, Jr.

The McCabe Letter Agreement provides that Mr. McCabe will serve as Vice Chairman of the Newco Board and Chief Banking Officer of Newco for one year following the Effective Time. Beginning on the first anniversary of the Effective Time, Mr. McCabe will resign from the Newco Board and as an employee and will serve as a consultant to Newco for a period of three years.

Pursuant to the McCabe Letter Agreement, Mr. McCabe will be entitled to receive the change in control severance to which he would be entitled in the event of an involuntary termination of employment under his existing employment agreement with Pinnacle, a pro-rata target bonus for the year in which the Effective Time occurs (based on a minimum of six months), and full vesting of any outstanding equity awards held by Mr. McCabe as of the Effective Time, with any performance-based awards deemed achieved based on maximum performance. Mr. McCabe will also receive (i) a $8,100,000 non-compete payment in consideration for the non-compete covenant contained in the McCabe Letter Agreement, payable within 10 days of closing, subject to repayment of up to 75% of the payment upon a material breach of the non-compete obligations, which apply for a period of four years following the Effective Time, (ii) a cash compensation opportunity of $5,890,000 during the first year of Mr. McCabe’s term, and an annual consulting fee of $400,000 for each of the remaining three years of Mr. McCabe’s term, and (iii) personal use of the corporate aircraft up to $100,000 during the first year of Mr. McCabe’s term, as well as office space and administrative assistant support during the full term.

Any decision to remove Mr. McCabe during the initial one-year term will require an affirmative vote of 75% of the Newco Board. Upon an involuntary termination of employment or service, as applicable, he will be entitled to payment for the remainder of the compensation owed under the McCabe Letter Agreement.  In addition to the non-competition covenant that runs for four years from the Effective Time, Mr. McCabe will be subject to four-year customer and employee non-solicitation covenants and perpetual confidentiality obligations.

The foregoing descriptions of the Turner Letter Agreement and the McCabe Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Turner Letter Agreement and the McCabe Letter Agreement, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of July 24, 2025, by and among Pinnacle Financial Partners, Inc., Synovus Financial Corp. and Steel Newco Inc.
10.1	Letter Agreement, dated July 24, 2025, by and between Pinnacle Financial Partners, Inc. and M. Terry Turner.
10.2	Letter Agreement, dated July 24, 2025, by and between Pinnacle Financial Partners, Inc. and Robert A. McCabe, Jr.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction between Synovus Financial Corp. (“Synovus”) and Pinnacle Financial Partners, Inc. (“Pinnacle”), including future financial and operating results (including the anticipated impact of the proposed transaction on Synovus’ and Pinnacle’s respective earnings and tangible book value), statements related to the expected timing of the completion of the proposed transaction, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.  You can identify these forward-looking statements through the use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’, Pinnacle’s or combined company’s future businesses and financial performance and/or the performance of the banking industry and economy in general.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus, Pinnacle or the combined company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus or Pinnacle and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements.  A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this Current Report on Form 8-K. Many of these factors are beyond Synovus’, Pinnacle’s or the combined company’s ability to control or predict.  These factors include, among others, (1) the risk that the cost savings and synergies from the proposed transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Synovus’ business and to Pinnacle’s business as a result of the announcement and pendency of the proposed transaction, (3) the risk that the integration of Pinnacle’s and Synovus’ respective businesses and operations will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, (4) the failure to obtain the necessary approvals by the shareholders of Synovus or Pinnacle, (5) the amount of the costs, fees, expenses and charges related to the transaction, (6) the ability by each of Synovus and Pinnacle to obtain required governmental approvals of the proposed transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transaction, (7) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the proposed, (8) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (9) the dilution caused by the issuance of shares of the combined company’s common stock in the transaction, (10) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the proposed transaction, (12) the possibility the combined company is subject to additional regulatory requirements as a result of the proposed transaction or expansion of the combined company’s business operations following the proposed transaction, (13) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Synovus, Pinnacle or the combined company and (14) general competitive, economic, political and market conditions and other factors that may affect future results of Synovus and Pinnacle including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; and capital management activities.  Additional factors which could affect future results of Synovus and Pinnacle can be found in Synovus’ or Pinnacle’s filings with the Securities and Exchange Commission (the “SEC”), including in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and Synovus’ Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and Pinnacle’s Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and in Pinnacle’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Synovus and Pinnacle do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Important Information About the Merger and Where to Find It

Steel Newco Inc. (“Newco”) intends to file a registration statement on Form S-4 with the SEC to register the shares of Newco common stock that will be issued to Pinnacle shareholders and Synovus shareholders in connection with the proposed transaction.  The registration statement will include a joint proxy statement of Synovus and Pinnacle that also constitutes a prospectus of Newco.  The definitive joint proxy statement/prospectus will be sent to the shareholders of each of Synovus and Pinnacle in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Synovus, Pinnacle or Newco through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Synovus or Pinnacle at:

Synovus Financial Corp.	Pinnacle Financial Partners, Inc.
33 West 14th Street	21 Platform Way South
Columbus, GA 31901	Nashville, TN 37203
Attention: Investor Relations	Attention: Investor Relations
InvestorRelations@synovus.com (706) 641-6500	investor.relations@pnfp.com (615) 743-8219

Before making any voting or investment decision, investors and security holders of Synovus and Pinnacle are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction.  Free copies of these documents may be obtained as described above.

Participants in Solicitation

Synovus and Pinnacle and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Synovus’ shareholders and Pinnacle’s shareholders in respect of the proposed transaction under the rules of the SEC. Information regarding Synovus’ directors and executive officers is available in Synovus’ proxy statement for its 2025 annual meeting of shareholders, filed with the SEC on March 12, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000018349/000001834925000057/syn-20250312.htm) (the “Synovus 2025 Proxy”), under the headings “Corporate Governance and Board Matters,” “Director Compensation,”  “Proposal 1 Election of Directors,” “Executive Officers,” “Stock Ownership of Directors and Named Executive Officers,” “Executive Compensation,” “Compensation and Human Capital Committee Report,” “Summary Compensation Table,” and “Certain Relationships and Related Transactions,” and in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 21, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000018349/000001834925000049/syn-20241231.htm), and in other documents subsequently filed by Synovus with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Synovus’ securities by Synovus’ directors or executive officers from the amounts described in the Synovus 2025 Proxy have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or on Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Synovus 2025 Proxy and are available at the SEC’s website at www.sec.gov. Information regarding Pinnacle’s directors and executive officers is available in Pinnacle’s proxy statement for its 2025 annual meeting of shareholders, filed with the SEC on March 3, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1115055/000111505525000063/pnfp-20250303.htm) (the “Pinnacle 2025 Proxy”), under the headings “Environmental, Social and Corporate Governance,”  “Proposal 1 Election of Directors,” “Information About Our Executive Officers,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Transactions,” and in Pinnacle’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 25, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1115055/000111505525000042/pnfp-20241231.htm), and in other documents subsequently filed by Pinnacle with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Pinnacle’s securities by Pinnacle’s directors or executive officers from the amounts described in the Pinnacle 2025 Proxy have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or on Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Pinnacle 2025 Proxy and are available at the SEC’s website at www.sec.gov.  Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.
	By:	/s/Harold R. Carpenter
	Name:	Harold R. Carpenter
	Title:	Executive Vice President and
Chief Financial Officer

Date: July 25, 2025